                                                                  [Premcor Logo]

                                                                 Premier People,
                                                           Products and Services
NEWS RELEASE
                                                       Premcor Inc.
                                                       8182 Maryland Avenue
                                                       Suite 600
                                                       St. Louis, Missouri 63105
                                                       314-854-9696
                                                       314-854-1580 fax

                    PREMCOR ANNOUNCES FOURTH QUARTER AND 2001
                                FULL YEAR RESULTS

         ST. LOUIS, February 12, 2002---Premcor Inc. today reported a net loss of $44.5 million for the fourth quarter ended December 31, 2001. Excluding the effect of the special items discussed below, the net loss was $22.8 million, compared to net income of $18.3 million for the fourth quarter of 2000. Reported net income for the full year of 2001 reached a record $142.6 million. Excluding special items, net income rose to $249.8 million, a three-fold increase over full year 2000 net income of $80.1 million.

         Thomas D. O'Malley, who was appointed Premcor's chairman, chief executive officer and president on February 1, 2002, commented, "Premcor's record 2001 results clearly demonstrate the benefits of the Port Arthur heavy oil upgrade project and our presence in the historically strong Midwest refining region. These factors enabled us to achieve a year over year improvement in our realized refining margin that was over three times the improvement in the benchmark industry margins for our refining regions.

         "Fourth quarter refining margins declined sharply from third quarter and prior year levels due to the weak economy and unseasonably warm weather," continued O'Malley. "Although industry margin benchmarks dropped 34 percent in our regions as compared to last year's fourth quarter, our realized refining margins declined only 22 percent. Excluding a $19.3 million charge related to the liquidation of high cost LIFO inventory, which was equivalent to $.47 per barrel, the decline would have been only 10 percent.

         "Our leverage to heavy sour crude oil partially mitigated the impact of the fourth quarter's market conditions, but product differentials to benchmarks eroded due to the dramatic decline in the demand for transportation fuels. This was most noticeable in our Midwest operations. Our refineries operated well during the fourth quarter but our overall fourth quarter results were below breakeven. This was a disappointing conclusion to a year of transformation," O'Malley said.

PREMCOR USA INC.

         Premcor USA Inc. (Premcor USA), a wholly-owned subsidiary of Premcor Inc. and the parent of The Premcor Refining Group Inc. (PRG), reported a fourth quarter 2001 net loss of $49.0 million. Excluding special items, the net loss was $27.3 million, compared to net income of $8.8 million for the fourth quarter of 2000. Reported net income for the full year of 2001 was $26.0 million. Excluding special items, net income was $133.1 million, compared to $76.1 million for the full year of 2000.

SABINE RIVER HOLDING CORP.

         Sabine River Holding Corp. (Sabine), a 90% owned subsidiary of Premcor Inc. and the general partner of the Port Arthur Coker Company L.P. (PACC), reported net income of $4.6 million for the fourth quarter 2001, compared to $12.4 million for the same quarter last year. The company reported net income of $128.1 million for the full year 2001, compared to $6.3 million for the same period a year ago. The prior year results for both the quarter and the full year included approximately one month of operations and only pre-operating and general and administrative expenses for the balance of the periods.

SPECIAL ITEMS

         For the fourth quarter 2001, Premcor Inc. and Premcor USA special items included restructuring and other charges totaling $15.5 million, representing an adjustment to reserves established in connection with previously discontinued retail operations, and the $19.3 million LIFO charge discussed above. The after-tax effect of these special items on the fourth quarter was a net loss of $21.7 million

         For the full year 2001, special items included a $5.6 million extraordinary gain associated with the repurchase of long-term debt and exchangeable preferred stock, a $30 million income tax benefit from prior years, the $19.3 million LIFO charge, and restructuring and other charges totaling $205.7 million. Pre-tax restructuring and other charges included $167.2 million related to the Blue Island refinery closure, $9.0 million for decommissioning two cokers that were idled in conjunction with the Port Arthur heavy oil upgrade project and $29.5 million related to previously discontinued retail operations. The after-tax effect of all special items for 2001 was a net loss of $107.2 million.

CASH BALANCES

         At December 31, 2001, Premcor Inc. had $511.8 million of consolidated cash and short-term investments. Included in the consolidated cash balance was $286.9 million at Premcor USA, of which $25.5 million was available at the Premcor USA parent level and $261.4 million was available at the PRG level. Sabine had $222.8 million in cash in support of PACC operations and obligations. In addition to these balances, Premcor Inc., through Sabine had $30.8 million in cash reserved for mandatory debt service. Total capital and turnaround expenditures at Premcor Inc. for the fourth quarter of 2001 were $44.6 million.

         A conference call concerning fourth quarter and full year 2001 results will be webcast live today at 10:00 a.m. CST on the Investor Relations section of the Premcor Inc. web site at www.premcor.com.

         Premcor Inc., through its principal operating subsidiaries, The Premcor Refining Group Inc. and the Port Arthur Coker Company L.P., is one of the largest independent petroleum refiners and marketers of unbranded transportation fuels, heating oil, petrochemical feedstocks, petroleum coke and other petroleum products in the United States. The company has an aggregate 490,000 barrels per day (bpd) of crude distillation capacity at its three refineries located in Port Arthur, Texas (250,000 bpd), Lima, Ohio (170,000 bpd) and Hartford, Illinois (70,000 bpd).

         This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the company's current expectations with respect to future market conditions, future operating results and the future performance of its refinery operations. Words such as "expects," "intends," "plans," "projects," "believes," "estimates," "may," "will," "should," "shall," and similar expressions typically identify such forward-looking statements. Even though Premcor believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include, but are not limited to, operational difficulties, varying market conditions, potential changes in gasoline, crude oil, distillate and other commodity prices, government regulations, and other factors contained from time to time in the reports filed with the Securities and Exchange Commission by the company and its subsidiaries, including Sabine River Holding Corp., Premcor USA Inc. and The Premcor Refining Group Inc., including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

                                       ###

Contact:

Investors:                             Media:
----------                             ------
Karen Davis                            Jim Joyce
(314) 854-1424                         (314) 854-1511
ir@premcor.com                         jim.joyce@premcor.com

                          Premcor Inc. and Subsidiaries
                                Earnings Release

                                                                     Three months ended            Year ended
                                                                        December 31,              December 31,
                                                                  ------------------------  ------------------------
(dollars in millions, unaudited)                                      2001         2000         2001         2000
                                                                  -----------  -----------  -----------  -----------
 Operating revenues                                                $  1,246.6   $  1,989.3   $  6,417.5   $  7,301.7
 Cost of sales                                                        1,117.7      1,801.0      5,251.4      6,562.5
                                                                  -----------  -----------   ----------  -----------
    Gross margin (1)                                                    128.9        188.3      1,166.1        739.2
 Operating expenses                                                     111.9        135.8        467.7        467.7
 General and administrative expenses                                     18.0         17.4         63.3         53.0
                                                                  -----------  -----------   ----------  -----------
    Adjusted EBITDA (2)                                                  (1.0)        35.1        635.1        218.5
 Restructuring and other charges                                         15.5         --          205.7         --
                                                                  -----------  -----------   ----------  -----------
    EBITDA (2)                                                          (16.5)        35.1        429.4        218.5
 Depreciation and amortization                                           24.2         19.5         91.9         71.8
                                                                  -----------  -----------   ----------  -----------
    Operating income (loss)                                             (40.7)        15.6        337.5        146.7
 Interest expense and finance income, net                               (33.2)       (20.0)      (139.5)       (82.2)
 Income tax (provision) benefit                                          32.3         26.4        (37.8)        25.8
 Minority interest                                                       (0.4)        (1.2)       (12.8)        (0.6)
                                                                  -----------  -----------   ----------  -----------
    Net income (loss) before extraordinary item and dividends           (42.0)        20.8        147.4         89.7
 Gain on repurchase of long-term debt, net of tax                        --           --            5.6         --
 Preferred stock dividends                                               (2.5)        (2.5)       (10.4)        (9.6)
                                                                  -----------  -----------   ----------  -----------
   Net income (loss) available to common
      stockholders                                                 $    (44.5)  $     18.3   $    142.6   $     80.1
                                                                  ===========  ===========   ==========  ===========

(1) 2001 results include a $19.3 million loss from liquidation of high cost LIFO inventory.

(2) EBITDA represents earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA excludes restructuring and other charges

Selected Volumetric and Per Barrel Data

 Production (Mbbls per day)                                              473.4        506.0        463.4        477.3

 Crude oil throughput (Mbbls per day)                                    443.3        508.4        439.7        468.0

 Per barrel of throughput:
    Gross margin                                                   $      3.16  $      4.03  $      7.27  $      4.32
    Operating expenses                                             $      2.74  $      2.90  $      2.91  $      2.73

Market Indicators (dollars per barrel)

 West Texas Intermediate, or "WTI" (sweet)                         $     20.32  $     31.94  $     25.96  $     30.37
 Crack Spreads (3/2/1):
    Gulf Coast                                                     $      1.95  $      3.73  $      4.22  $      4.17
    Chicago                                                        $      4.49  $      5.59  $      7.90  $      5.84
 Crude Oil Differentials:
    WTI less WTS (sour)                                            $      1.91  $      2.79  $      2.81  $      2.17
    WTI less Maya (heavy sour)                                     $      6.33  $      9.68  $      8.76  $      7.29
    WTI less Dated Brent (foreign)                                 $      0.87  $      2.42  $      1.48  $      1.92
 Natural Gas (per mmbtu)                                           $      2.17  $      5.25  $      4.22  $      3.94

                                                                                 December 31,              December 31,
Financial Position                                                                   2001                      2000
                                                                                 ------------              ------------
 Cash and short-term investments                                                $     511.8               $     291.8
 Other working capital                                                                (29.2)                     33.2
 Total assets                                                                       2,509.8                   2,469.1
 Long-term debt and exchangeable preferred stock                                    1,486.2                   1,605.1
 Stockholders' equity                                                                 294.7                     152.1

                          Premcor Inc. and Subsidiaries
                                Earnings Release

                                                  Three months ended December 31, 2001
                                            --------------------------------------------------
Selected Volumetric Data                     Port                                      Percent
(in thousands of barrels per day)           Arthur       Midwest*         Total       of Total
---------------------------------           ------       --------         -----       --------
Feedstocks:
    Crude oil throughput:
      Sweet                                    -           133.7          133.7           29%
      Light/medium sour                       46.9          56.1          103.0           22%
      Heavy sour                             196.6          10.0          206.6           45%
                                             -----         -----          -----          ---
        Total crude oil                      243.5         199.8          443.3           96%
    Unfinished and blendstocks                12.4           7.4           19.8            4%
                                             -----         -----          -----          ---
        Total feedstocks                     255.9         207.2          463.1          100%
                                             =====         =====          =====          ===

Production:
    Light products:
      Conventional gasoline                   85.8         105.5          191.3           40%
      Premium and reformulated gasoline       23.7          15.0           38.7            8%
      Diesel fuel                             85.5          45.5          131.0           28%
      Jet fuel                                23.0          21.1           44.1            9%
      Petrochemical products                  16.2          10.1           26.3            6%
                                             -----         -----          -----          ---
        Total light products                 234.2         197.2          431.4           91%
    Petroleum coke and sulfur                 25.9           5.6           31.5            7%
    Residual oil                               5.8           4.7           10.5            2%
                                             -----         -----          -----          ---
        Total production                     265.9         207.5          473.4          100%
                                             =====         =====          =====          ===

                                                   Three months ended December 31, 2000
                                            --------------------------------------------------
Selected Volumetric Data                     Port                                      Percent
(in thousands of barrels per day)           Arthur        Midwest*         Total      of Total
---------------------------------           ------        --------         -----      --------
Feedstocks:
    Crude oil throughput:
      Sweet                                    -            174.6         174.6           35%
      Light/medium sour                      170.8           75.2         246.0           49%
      Heavy sour                              75.4           12.4          87.8           18%
                                             -----          -----         -----          ---
        Total crude oil                      246.2          262.2         508.4          102%
    Unfinished and blendstocks               (11.4)           3.6          (7.8)          -2%
                                             -----          -----         -----          ---
        Total feedstocks                     234.8          265.8         500.6          100%
                                             =====          =====         =====          ===

Production:
    Light products:
      Conventional gasoline                   80.3          119.5         199.8           39%
      Premium and reformulated gasoline       17.9           37.2          55.1           11%
      Diesel fuel                             68.4           63.3         131.7           26%
      Jet fuel                                18.1           22.9          41.0            8%
      Petrochemical products                  24.4           11.5          35.9            7%
                                             -----          -----         -----          ---
        Total light products                 209.1          254.4         463.5           91%
    Petroleum coke and sulfur                 14.5            8.3          22.8            5%
    Residual oil                              15.0            4.7          19.7            4%
                                             -----          -----         -----          ---
        Total production                     238.6          267.4         506.0          100%
                                             =====          =====         =====          ===

                                                        Year ended December 31, 2001
                                            --------------------------------------------------
Selected Volumetric Data                     Port                                      Percent
(in thousands of barrels per day)           Arthur       Midwest*         Total       of Total
---------------------------------           ------       --------         -----       --------
Feedstocks:
    Crude oil throughput:
      Sweet                                    -           143.6          143.6           32%
      Light/medium sour                       48.3          59.4          107.7           24%
      Heavy sour                             181.5           6.9          188.4           42%
                                             -----         -----          -----          ---
        Total crude oil                      229.8         209.9          439.7           98%
    Unfinished and blendstocks                11.4          (0.8)          10.6            2%
                                             -----         -----          -----          ---
        Total feedstocks                     241.2         209.1          450.3          100%
                                             =====         =====          =====          ===

Production:
    Light products:
      Conventional gasoline                   82.9         101.9          184.8           40%
      Premium and reformulated gasoline       24.4          20.5           44.9           10%
      Diesel fuel                             77.2          44.5          121.7           26%
      Jet fuel                                19.7          22.7           42.4            9%
      Petrochemical products                  18.3          10.2           28.5            6%
                                             -----         -----          -----          ---
        Total light products                 222.5         199.8          422.3           91%
    Petroleum coke and sulfur                 26.5           6.6           33.1            7%
    Residual oil                               4.8           3.2            8.0            2%
                                             -----         -----          -----          ---
        Total production                     253.8         209.6          463.4          100%
                                             =====         =====          =====          ===

                                                        Year ended December 31, 2000
                                            --------------------------------------------------
Selected Volumetric Data                      Port                                     Percent
(in thousands of barrels per day)           Arthur        Midwest*         Total      of Total
---------------------------------           ------        --------         -----      --------
Feedstocks:
    Crude oil throughput:
      Sweet                                    3.6          197.9         201.5           43%
      Light/medium sour                      155.1           52.3         207.4           44%
      Heavy sour                              43.4           15.7          59.1           12%
                                             -----          -----         -----          ---
        Total crude oil                      202.1          265.9         468.0           99%
    Unfinished and blendstocks                 5.0           (0.4)          4.6            1%
                                             -----          -----         -----          ---
        Total feedstocks                     207.1          265.5         472.6          100%
                                             =====          =====         =====          ===

Production:
    Light products:
      Conventional gasoline                   73.4          119.6         193.0           40%
      Premium and reformulated gasoline       18.1           39.7          57.8           12%
      Diesel fuel                             58.0           59.8         117.8           25%
      Jet fuel                                16.6           21.4          38.0            8%
      Petrochemical products                  23.7           12.5          36.2            8%
                                             -----          -----         -----          ---
        Total light products                 189.8          253.0         442.8           93%
    Petroleum coke and sulfur                 11.3            7.7          19.0            4%
    Residual oil                               9.5            6.0          15.5            3%
                                             -----          -----         -----          ---
        Total production                     210.6          266.7         477.3          100%
                                             =====          =====         =====          ===

*   Includes results of the company's Blue Island      Three months ended December 31,     Year ended December 31,
    refinery, which was closed in January 2001         -------------------------------     -----------------------
    as follows:                                              2001           2000              2001          2000
                                                             ----           ----              ----          ----
      Total feedstocks                                         -            63.1               4.3          68.2
      Total production                                         -            63.1               4.3          68.0

                        Premcor USA Inc. and Subsidiaries
                                Earnings Release

                                                                     Three months ended           Year ended
                                                                         December 31,             December 31,
                                                                    ---------------------     ---------------------
(dollars in millions, unaudited)                                      2001         2000         2001         2000
                                                                    --------     --------     --------     --------
 Operating revenues                                                 $1,267.8     $1,999.4     $6,532.8     $7,311.8
 Cost of sales                                                       1,184.8      1,823.4      5,758.1      6,584.9
                                                                    --------     --------     --------     --------
     Gross margin (1)                                                   83.0        176.0        774.7        726.9
 Operating expenses                                                     93.5        131.6        359.7        460.3
 General and administrative expenses                                    16.9         16.8         59.0         51.8
                                                                    --------     --------     --------     --------
     Adjusted EBITDA (2)                                               (27.4)        27.6        356.0        214.8
 Restructuring and other charges                                        15.5         --          205.7         --
                                                                    --------     --------     --------     --------
     EBITDA (2)                                                        (42.9)        27.6        150.3        214.8
 Depreciation and amortization                                          18.9         19.5         71.4         71.8
                                                                    --------     --------     --------     --------
     Operating income (loss)                                           (61.8)         8.1         78.9        143.0
 Interest expense and finance income, net:
     Premcor USA Inc.                                                   (3.8)        (4.3)       (17.0)       (17.9)
     The Premcor Refining Group Inc.                                   (14.9)       (14.8)       (62.2)       (61.1)
 Income tax benefit                                                     34.0         22.3         31.1         21.7
                                                                    --------     --------     --------     --------
     Net income (loss) before extraordinary item                       (46.5)        11.3         30.8         85.7
 Gain on repurchase of long-term debt, net of tax                       --           --            5.6         --
 Preferred stock dividends                                              (2.5)        (2.5)       (10.4)        (9.6)
                                                                    --------     --------     --------     --------
    Net income (loss) available to common
       stockholder                                                  $  (49.0)    $    8.8     $   26.0     $   76.1
                                                                    ========     ========     ========     ========

(1) 2001 results include a $19.3 million loss from liquidation of high cost LIFO inventory.

(2) EBITDA represents earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA excludes restructuring and other charges

Selected Volumetric and Per Barrel Data

 Production (Mbbls per day)                                            453.3        501.0        445.6        476.0

 Crude oil throughput (Mbbls per day)                                  239.6        472.8        253.7        459.1
 PACC Intermediate throughput (Mbbls per day)                          196.9         35.0        180.0          8.8
                                                                    --------     --------     --------     --------
     Total throughput                                                  436.5        507.8        433.7        467.9

 Per barrel of throughput:
     Gross margin                                                   $    2.07    $    3.77    $    4.89    $    4.24
     Operating expenses                                             $    2.33    $    2.82    $    2.27    $    2.69

Market Indicators (dollars per barrel)

 West Texas Intermediate, or "WTI" (sweet)                          $   20.32    $   31.94    $   25.96    $   30.37
 Crack Spreads (3/2/1):
     Gulf Coast                                                     $    1.95    $    3.73    $    4.22    $    4.17
     Chicago                                                        $    4.49    $    5.59    $    7.90    $    5.84
 Crude Oil Differentials:
     WTI less WTS (sour)                                            $    1.91    $    2.79    $    2.81    $    2.17
     WTI less Maya (heavy sour)                                     $    6.33    $    9.68    $    8.76    $    7.29
     WTI less Dated Brent (foreign)                                 $    0.87    $    2.42    $    1.48    $    1.92
 Natural Gas (per mmbtu)                                            $    2.17    $    5.25    $    4.22    $    3.94

                                                                                December 31,              December 31,
Financial Position                                                                  2001                      2000
                                                                                ------------              ------------
 Cash and short-term investments:
     Premcor USA Inc.                                                            $    25.5                 $    38.9
     The Premcor Refining Group Inc.                                                 261.4                     216.5
 Other working capital                                                                90.3                      66.4
 Total assets                                                                      1,638.9                   1,761.0
 Long-term debt and exchangeable preferred stock:
     Premcor USA Inc.                                                                239.2                     265.6
     The Premcor Refining Group Inc.                                                 784.0                     796.9
 Stockholder's equity                                                                 69.0                      43.0

                        Premcor USA Inc. and Subsidiaries
                                Earnings Release

                                                  Three months ended December 31, 2001
                                            --------------------------------------------------
Selected Volumetric Data                     Port                                      Percent
(in thousands of barrels per day)           Arthur       Midwest*         Total       of Total
---------------------------------           ------       --------         -----       --------
Feedstocks:
   Crude oil throughput:
     Sweet                                   -             133.7          133.7           29%
     Light/medium sour                        6.1           56.1           62.2           14%
     Heavy sour                              33.7           10.0           43.7           10%
                                            -----          -----          -----          ---
       Total crude oil                       39.8          199.8          239.6           53%
   PACC Intermediate throughput             196.9          -              196.9           43%
   Unfinished and blendstocks                12.4            7.4           19.8            4%
                                            -----          -----          -----          ---
       Total feedstocks                     249.1          207.2          456.3          100%
                                            =====          =====          =====          ===

Production:
   Light products:
     Conventional gasoline                   85.8          105.5          191.3           42%
     Premium and reformulated gasoline       23.7           15.0           38.7            8%
     Diesel fuel                             85.5           45.5          131.0           29%
     Jet fuel                                23.0           21.1           44.1           10%
     Petrochemical products                  16.2           10.1           26.3            6%
                                            -----          -----          -----          ---
       Total light products                 234.2          197.2          431.4           95%
   Petroleum coke and sulfur                  6.4            5.6           12.0            3%
   Residual oil                               5.2            4.7            9.9            2%
                                            -----          -----          -----          ---
       Total production                     245.8          207.5          453.3          100%
                                            =====          =====          =====          ===

                                                   Three months ended December 31, 2000
                                            --------------------------------------------------
Selected Volumetric Data                     Port                                      Percent
(in thousands of barrels per day)           Arthur       Midwest*         Total       of Total
---------------------------------           ------       --------         -----       --------
Feedstocks:
   Crude oil throughput:
     Sweet                                    -            174.6          174.6           35%
     Light/medium sour                      156.2           75.2          231.4           46%
     Heavy sour                              54.4           12.4           66.8           14%
                                            -----          -----          -----          ---
       Total crude oil                      210.6          262.2          472.8           95%
   PACC Intermediate throughput              35.0            -             35.0            7%
   Unfinished and blendstocks               (11.4)           3.6           (7.8)          -2%
                                            -----          -----          -----          ---
       Total feedstocks                     234.2          265.8          500.0          100%
                                            =====          =====          =====          ===

Production:
   Light products:
     Conventional gasoline                   80.3          119.5          199.8           40%
     Premium and reformulated gasoline       17.9           37.2           55.1           11%
     Diesel fuel                             68.4           63.3          131.7           26%
     Jet fuel                                18.1           22.9           41.0            8%
     Petrochemical products                  24.4           11.5           35.9            7%
                                            -----          -----          -----          ---
       Total light products                 209.1          254.4          463.5           92%
   Petroleum coke and sulfur                 10.5            8.3           18.8            4%
   Residual oil                              14.0            4.7           18.7            4%
                                            -----          -----          -----          ---
       Total production                     233.6          267.4          501.0          100%
                                            =====          =====          =====          ===

                                                        Year ended December 31, 2001
                                            --------------------------------------------------
Selected Volumetric Data                     Port                                      Percent
(in thousands of barrels per day)           Arthur       Midwest*         Total       of Total
---------------------------------           ------       --------         -----       --------
Feedstocks:
   Crude oil throughput:
     Sweet                                    -            143.6          143.6           32%
     Light/medium sour                       10.3           59.4           69.7           16%
     Heavy sour                              33.5            6.9           40.4            9%
                                            -----          -----          -----          ---
       Total crude oil                       43.8          209.9          253.7           57%
   PACC Intermediate throughput             180.0          -              180.0           41%
   Unfinished and blendstocks                11.4           (0.8)          10.6            2%
                                            -----          -----          -----          ---
       Total feedstocks                     235.2          209.1          444.3          100%
                                            =====          =====          =====          ===

Production:
   Light products:
     Conventional gasoline                   82.9          101.9          184.8           42%
     Premium and reformulated gasoline       24.4           20.5           44.9           10%
     Diesel fuel                             77.2           44.5          121.7           27%
     Jet fuel                                19.7           22.7           42.4           10%
     Petrochemical products                  18.3           10.2           28.5            6%
                                            -----          -----          -----          ---
       Total light products                 222.5          199.8          422.3           95%
   Petroleum coke and sulfur                  8.8            6.6           15.4            3%
   Residual oil                               4.7            3.2            7.9            2%
                                            -----          -----          -----          ---
       Total production                     236.0          209.6          445.6          100%
                                            =====          =====          =====          ===

                                                       Year ended December 31, 2000
                                            --------------------------------------------------
Selected Volumetric Data                     Port                                      Percent
(in thousands of barrels per day)           Arthur       Midwest*         Total       of Total
---------------------------------           ------       --------         -----       --------
Feedstocks:
   Crude oil throughput:
     Sweet                                    3.6          197.9          201.5           43%
     Light/medium sour                      151.5           52.3          203.8           43%
     Heavy sour                              38.1           15.7           53.8           11%
                                            -----          -----          -----          ---
       Total crude oil                      193.2          265.9          459.1           97%
   PACC Intermediate throughput               8.8           -               8.8            2%
   Unfinished and blendstocks                 5.0           (0.4)           4.6            1%
                                            -----          -----          -----          ---
       Total feedstocks                     207.0          265.5          472.5          100%
                                            =====          =====          =====          ===

Production:
   Light products:
     Conventional gasoline                   73.4          119.6          193.0           41%
     Premium and reformulated gasoline       18.1           39.7           57.8           11%
     Diesel fuel                             58.0           59.8          117.8           25%
     Jet fuel                                16.6           21.4           38.0            8%
     Petrochemical products                  23.7           12.5           36.2            8%
                                            -----          -----          -----          ---
       Total light products                 189.8          253.0          442.8           93%
   Petroleum coke and sulfur                 10.3            7.7           18.0            4%
   Residual oil                               9.2            6.0           15.2            3%
                                            -----          -----          -----          ---
       Total production                     209.3          266.7          476.0          100%
                                            =====          =====          =====          ===

*  Includes results of the company's Blue Island     Three months ended December 31,     Year ended December 31,
   refinery, which was closed in January 2001        -------------------------------     -----------------------
   as follows:                                              2001           2000            2001           2000
                                                            ----           ----            ----           ----
     Total feedstocks                                         -            63.1             4.3           68.2
     Total production                                         -            63.1             4.3           68.0

                   Sabine River Holding Corp. and Subsidiaries
                                Earnings Release

                                                Three months ended               Year ended
                                                    December 31,                 December 31,
                                              -----------------------     -------------------------
(dollars in millions, unaudited)                 2001          2000 *        2001            2000 *
                                              ---------     ---------     -----------     ---------
 Operating revenues                           $   376.4     $   100.3     $   1,882.4     $   100.3
 Cost of sales                                    322.6          83.6         1,460.2          83.6
                                              ---------     ---------     -----------     ---------
    Gross margin                                   53.8          16.7           422.2          16.7
 Operating expenses                                26.2           7.0           140.4          10.2
 General and administrative expenses                1.1           0.5             4.1           1.1
                                              ---------     ---------     -----------     ---------
    EBITDA(1)                                      26.5           9.2           277.7           5.4
 Depreciation                                       5.3          --              20.5          --
                                              ---------     ---------     -----------     ---------
    Operating income                               21.2           9.2           257.2           5.4
 Interest expense and finance income, net         (14.3)         (0.9)          (60.1)         (3.2)
 Income tax (provision) benefit                    (2.3)          4.1           (69.0)          4.1
                                              ---------     ---------     -----------     ---------
    Net income                                $     4.6     $    12.4     $     128.1     $     6.3
                                              =========     =========     ===========     =========

(1) Earnings before interest, income taxes, depreciation and amortization

Selected Volumetric and Per Barrel Data

 Production (Mbbls per day)                       217.0          40.0           197.8          10.1

 Crude oil throughput (Mbbls per day)             203.7          35.6           186.0           8.9

 Per barrel of throughput:
    Gross margin                              $     2.87    $     5.11    $       6.22    $     5.11
    Operating expenses                        $     1.40    $     2.13    $       2.07    $     3.10

Market Indicators (dollars per barrel)

 West Texas Intermediate, or "WTI" (sweet)    $    20.32    $    31.94    $      25.96    $    30.37
 Crack Spreads (3/2/1):
    Gulf Coast                                $     1.95    $     3.73    $       4.22    $     4.17
 Crude Oil Differentials:
    WTI less WTS (sour)                       $     1.91    $     2.79    $       2.81    $     2.17
    WTI less Maya (heavy sour)                $     6.33    $     9.68    $       8.76    $     7.29
    WTI less Dated Brent (foreign)            $     0.87    $     2.42    $       1.48    $     1.92
 Natural Gas (per mmbtu)                      $     2.17    $     5.25    $       4.22    $     3.94

                                                           December 31,                  December 31,
Financial Position                                             2001                          2000
                                                           ------------                  ------------
 Cash and short-term investments                            $    222.8                    $     36.4
 Other working capital                                          (120.8)                        (35.3)
 Total assets                                                    979.1                         802.7
 Long-term debt                                                  463.0                         542.6
 Stockholders' equity                                            242.3                         114.2

* Operations of the heavy oil facility commenced in early December of 2000. Financial results in the pre-operating stage were related primarily to the construction and financing of the facility.

                   Sabine River Holding Corp. and Subsidiaries
                                Earnings Release

                                                         Three months ended December 31,
                                                 ----------------------------------------------
                                                         2001                      2000
Selected Volumetric Data                         --------------------      --------------------
(in thousands of barrels per day)                Barrels      Percent      Barrels      Percent
                                                 -------      -------      -------      -------
Feedstocks:
    Crude oil:
      Sweet                                         -             -            -            -
      Light/medium sour                            40.8          20%         14.6          41%
      Heavy sour                                  162.9          80%         21.0          59%
                                                 ------      -------      -------      -------
        Total crude oil                           203.7         100%         35.6         100%
                                                 ======      =======      =======      =======

Production:
    Intermediate throughput produced for PRG      196.9          91%         35.0          88%
    Petroleum coke and sulfur                      20.1           9%          5.0          12%
                                                 ------      -------      -------      -------
        Total production                          217.0         100%         40.0         100%
                                                 ======      =======      =======      =======

                                                            Year ended December 31,
                                                 ----------------------------------------------
                                                         2001                      2000
Selected Volumetric Data                         --------------------      --------------------
(in thousands of barrels per day)                Barrels      Percent      Barrels      Percent
                                                 -------      -------      -------      -------
Feedstocks:
Crude oil:
    Sweet                                           -             -            -            -
    Light/medium sour                              38.0          20%          3.6          40%
    Heavy sour                                    148.0          80%          5.3          60%
                                                 ------      -------      -------      -------
      Total crude oil                             186.0         100%          8.9         100%
                                                 ======      =======      =======      =======

Production:
    Intermediate throughput produced for PRG      180.0          91%          8.8          87%
    Petroleum coke and sulfur                      17.8           9%          1.3          13%
                                                 ------      -------      -------      -------
        Total production                          197.8         100%         10.1         100%
                                                 ======      =======      =======      =======